UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):                      February 24, 2005

Group 1 Automotive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Echo Lane, Suite 100, Houston, Texas		77024

(Address of principal executive offices)		(Zip Code)

     Registrant’s telephone number, including area code:                      713-647-5700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On February 24, 2005, Group 1 Automotive, Inc. (the “Company”) announced its financial results for the fourth quarter and full year ended December 31, 2004, and issued a press release relating to such financial results. A copy of the press release is attached hereto as Exhibit 99.1. The press release is incorporated in this Item 2.02 by reference.

As provided in General Instructions B.2. of Form 8-K, the information in this Item 2.02 (including the press release attached as Exhibit 99.1 incorporated by reference in this Item 2.02) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits

99.1    Press Release of Group 1 Automotive, Inc. dated as of February 24, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.
February 24, 2005	By:	/s/ Robert T. Ray
		Name:	Robert T. Ray
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

(c)    Exhibits

99.1    Press Release of Group 1 Automotive, Inc. dated as of February 24, 2005.